FACILITY FRANCHISE AGREEMENT

                                      AMONG

                             LYRIC HEALTH CARE LLC,

                               [INSERT SUBSIDIARY]

                                       AND

                INTEGRATED HEALTH SERVICES FRANCHISING CO., INC.

                            DATED AS OF JUNE 23, 1998



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                          FACILITY FRANCHISE AGREEMENT

     THIS FACILITY FRANCHISE AGREEMENT (this "Agreement") made as of June 23, 1998 among LYRIC HEALTH CARE LLC, having an office at 8889 Pelican Bay
Boulevard, Suite 500, Naples, Florida 34103 ("Lyric"); [INSERT SUBSIDIARY], having an office at [Insert Address] ("Franchisee"); and INTEGRATED HEALTH SERVICES FRANCHISING CO., INC., having an office at 10065 Red Run Boulevard, Owings Mills, Maryland 21117 ("Franchisor").


                             INTRODUCTORY STATEMENT

     Pursuant to a Master Lease, dated as of the date hereof, between Monarch Properties, LP, as lessor, and Lyric Health Care Holdings III, Inc. ("Holdings"), as lessee, and a Facility Sublease, dated as of the date hereof, between Holdings, as sublessor, and Franchisee, as sublessee, Franchisee is the sublessee and operator of a health care facility named [Insert Facility Name] located at [Insert Facility Address], together with the equipment, furnishings, and other tangible personal property to be used in connection therewith (the "Facility"). Franchisee is wholly owned, directly or indirectly, by Lyric.

     Lyric and Franchisor have entered into an Amended and Restated Master Franchise Agreement, dated as of the date hereof (the "Master Franchise Agreement") franchising the use of the "Trade Names" and the "Proprietary Materials" (including the "IHS Systems") as defined therein. Franchisee desires to obtain all the rights and benefits which are granted to "Franchisees" under the Master Franchise Agreement; and Franchisor and Lyric are willing to accord such rights and benefits to Franchisee, upon the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of their mutual promises, and intending to be legally bound hereby, the parties agree as follows:

ARTICLE 1. DEFINITIONS

     1.1 Words and phrases defined in the Master Franchise Agreement shall have the same meanings in this Agreement, unless otherwise defined herein.

     1.2 In this Agreement:

          (a) "Included Provisions" means all provisions of the Master Franchise Agreement except the Excluded Provisions.

          (b) "Excluded Provisions" means the following Sections and/or Articles of the Master Franchise Agreement: Section 2.1(b); Section 5.1; Section 12.2; Section 12.3; Section 12.4; Article 15; Section 16.2; Article 23; and
     Article 29.


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          (c)  "Territory"  means the area within a  fifteen-mile  radius of the
     Facility.

     1.
 Other words and phrases are defined in this Agreement.

ARTICLE 2. GRANT OF FRANCHISE

     2.1 Franchisor hereby grants to Franchisee, but only with respect to the Facility described in the Introductory Statement and the Territory described in
Section 1.2(c) above, all rights and benefits granted to Lyric or a "Franchisee" under the Master Franchise Agreement, except for any rights of Lyric under the Excluded Provisions.

     2.2 Franchisee accepts the foregoing grant and hereby assumes and agrees to keep, observe, and perform, but only with respect to the Facility described in the Introductory Statement and the Territory described in Section 1.2(c) above, all obligations and responsibilities of a "Franchisee" and/or Lyric under the Master Franchise Agreement, except for any obligations of Lyric under the Excluded Provisions.

     2.3 In furtherance (and not in limitation) of the foregoing, the Included Provisions are incorporated by reference in this Agreement. References to "Lyric" in the Included Provisions shall be deemed to include "Franchisee."

ARTICLE 3. ANNUAL FEE

     3.1 Franchisee shall pay to Lyric an"Annual Fee" equal to one percent (1%) of Franchisee's annual Gross Revenues. Franchisee's Annual Fee shall be paid in installments, and otherwise upon the same terms and conditions, as Lyric's Annual Continuing Fee under the Master Franchise Agreement; and references to the "Annual Continuing Fee" in the Included Provisions shall be deemed to mean the Annual Fee under this Agreement.

ARTICLE 4. TERMINATION

     4.1 This Agreement may be terminated by Franchisor--even if the Master Franchise Agreement does not terminate--upon the occurrence of a default or other failure by Franchisee under Article 17 of the Included Provisions. Termination of this Agreement shall not per se terminate the Master Franchise Agreement (although such termination may otherwise result from, or allow, termination of the Master Franchise Agreement according to its terms). Franchisee may not terminate this Agreement prior to the expiration of its term (whether because of Franchisor's breach, material or otherwise) except with the prior written consent of Franchisor.



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ARTICLE 5. REPRESENTATIONS AND WARRANTIES

     5.1 Representations and Warranties of Franchisee. Franchisee represents and warrants to Franchisor that:

          (a) Franchisee is a corporation duly organized, validly existing and in good standing under the laws of the State of [Insert];

          (b) Franchisee's execution and delivery of this Agreement, and Franchisee's performance of its obligations under this Agreement, have been duly authorized by all necessary corporate action;

          (c) this Agreement is the legal, valid, and binding obligation of Franchisee, enforceable in accordance with its terms; and

          (d) Franchisee  has reviewed  carefully and  acknowledges  and accepts
     Article 28 of the Included Provisions.

ARTICLE 6. NOTICES

     6.1 Any notice or other communication by either party to the other shall be in writing and shall be given and be deemed to have been duly given, upon the date delivered if delivered personally (including by commercial express service) or upon the date received if mailed postage pre-paid, registered, express, or certified mail, addressed as follows:

         To Franchisee:    [Insert Subsidiary]
                           10065 Red Run Boulevard
                           Owings Mills, Maryland  21117
                           Attention:       Daniel J. Booth
                           Copy to:         Marshall A. Elkins, Esq.

         To Lyric:         Lyric Health Care LLC
                           8889 Pelican Bay Boulevard, Suite 500
                           Naples, Florida 34103
                           Attention: Daniel J. Booth
                           Copy to: Marshall A. Elkins, Esq.

         To Franchisor:    Integrated Health Services Franchising Co., Inc.
                           10065 Red Run Boulevard
                           Owings Mills, Maryland  21117
                           Attention:       Daniel J. Booth
                           Copy to:         Marshall A. Elkins, Esq.




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ARTICLE 7. ASSIGNMENT

     7.1 Assignment by Franchisee. Franchisee shall have no right to assign this Agreement. Franchisee's interest in this Agreement may be assigned only as part of an assignment of the interest of Lyric and all Franchisees in the Master Franchise Agreement and all Facility Franchise Agreements pursuant to Section
16.2 of the Master Franchise Agreement.

     7.2 Assignment by Franchisor. Franchisor shall have the same assignment rights with respect to this Agreement as it does with respect to the Master Franchise Agreement.

ARTICLE 8. WAIVER OF COVENANT NOT TO COMPETE POST-TERM

     8.1 In the event that Franchisor fails to extend the term of this Agreement, Franchisor shall be deemed to have waived section 13.2 of the Master Franchise Agreement concerning the covenant of Lyric and Franchisee not to compete post-term unless Franchisor provides notice to Franchisee at least six
(6) months prior to the expiration date of this Agreement that section 13.2 of the Master Franchise Agreement is not waived.



                             SIGNATURE PAGE FOLLOWS


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     IN WITNESS  WHEREOF,  the parties  hereto have executed and delivered  this
Facility Franchise Agreement as of the day and year first above written.

FRANCHISEE:                                       FRANCHISOR:

[INSERT SUBSIDIARY]                               INTEGRATED HEALTH
                                                  SERVICES FRANCHISING CO., INC.


By:                                               By:
   ---------------------------                       ---------------------------
Name:  Daniel J. Booth                             Name:  Daniel J. Booth
     -------------------------                         -------------------------
Title: Senior Vice President                       Title: Senior Vice President
      ------------------------                          ------------------------


LYRIC:

LYRIC HEALTH CARE LLC
By:   Integrated Health Services, Inc.
Its:  Member

By:
   ---------------------------
Name:  Daniel J. Booth
     -------------------------
Title: Senior Vice President
      ------------------------

CONSENTED TO BY:

LYRIC HEALTH CARE HOLDINGS III, INC.


By:
   ---------------------------
Name:  Daniel J. Booth
     -------------------------
Title: Senior Vice President
      ------------------------


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